Subordinated Notes	12 Months Ended
Dec. 31, 2018
Long-term Debt, Unclassified [Abstract]
Subordinated Debentures/Notes
Subordinated Notes
As part of the acquisition of Vision's parent bank holding company ("Vision Parent") on March 9, 2007, Park became the successor to Vision Parent under (i) the Amended and Restated Trust Agreement of Vision Bancshares Trust I (the “Trust”), dated as of December 5, 2005, (ii) the Junior Subordinated Indenture, dated as of December 5, 2005, and (iii) the Guarantee Agreement, also dated as of December 5, 2005.

On December 1, 2005, Vision Parent formed a wholly-owned Delaware statutory business trust, Vision Bancshares Trust I (“Trust I”), which issued $15.0 million of Trust I's floating rate preferred securities (the “Trust Preferred Securities”) to institutional investors. These Trust Preferred Securities qualify as Tier I capital under FRB guidelines. All of the common securities of Trust I are owned by Park. The proceeds from the issuance of the common securities and the Trust Preferred Securities were used by Trust I to purchase $15.5 million of junior subordinated notes, which carry a floating rate based on three-month LIBOR plus 148 basis points. The junior subordinated notes represent the sole asset of Trust I. The Trust Preferred Securities accrue and pay distributions at a floating rate of three-month LIBOR plus 148 basis points per annum. The Trust Preferred Securities are mandatorily redeemable upon maturity of the junior subordinated notes in December 2035, or upon earlier redemption as provided in the junior subordinated notes. Since December 30, 2010, Park has had the right to redeem the junior subordinated notes purchased by Trust I in whole or in part. As specified in the indenture, if the junior subordinated notes are redeemed prior to maturity, the redemption price will be the principal amount, plus any unpaid accrued interest. In accordance with GAAP, Trust I is not consolidated with Park’s financial statements, but rather the subordinated notes are reflected as a liability.

On April 20, 2012, Park entered into a Note Purchase Agreement, dated April 20, 2012 (the “2012 Purchase Agreement”), with 56 purchasers (the "2012 Purchasers"). Under the terms of the 2012 Purchase Agreement, the 2012 Purchasers purchased from Park an aggregate principal amount of $30 million of 7% Subordinated Notes due April 20, 2022 (the "2012 Notes"). The 2012 Notes were intended to qualify as Tier 2 capital under applicable rules and regulations of the FRB. The 2012 Notes could not be prepaid in any amount prior to April 21, 2017; however, subsequent to that date, Park could prepay, without penalty, all or a portion of the principal amount outstanding. On April 24, 2017, Park prepaid in full the $30 million outstanding aggregate principal amount of the 2012 Notes, plus accrued interest on the 2012 Notes in the aggregate amount of $140,000.